                                 EXHIBIT 99.1


                  UNAUDITED PRO FORMA CONDENSED BALANCE SHEET


     The following unaudited pro forma condensed financial information presents 7th Level, Inc.'s (the "Corporation") balance sheet as of May 31, 1998 as if, at such date, 10,000 shares of Series B Convertible Preferred Stock ("Convertible Preferred Stock") with a $10,000,000 aggregate liquidation preference, were issued and outstanding in accordance with the terms of the Corporation's financing announced in April.

     The accompanying pro forma condensed balance sheet should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 1997 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 1998.

                                7th Level, Inc.
                  Unaudited Proforma Condensed Balance Sheet
                                 May 31, 1998

                                                                                   Pro Forma
                                                              Historical          Adjustments             Pro Forma
                                   ASSETS
Cash and cash equivalents                                    $ 9,400,860                                 $ 9,400,860
Accounts receivable, net                                         434,452                                     434,452
Other current assets                                             631,223                                     631,223
                                                             -----------          -----------            -----------
           Total current assets                               10,466,535                    -             10,466,535

Fixed assets, net                                              3,900,210                                   3,900,210
Intangible assets, net                                            10,601                                      10,601
Other assets                                                     507,820             (274,947)  (1)          232,873
                                                             -----------          -----------            -----------
           Total assets                                      $14,885,166          $  (274,947)           $14,610,219
                                                             ===========          ===========            ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable                                             $   709,041                                 $   709,041
Accrued expenses and other current liabilities                 4,258,611                                   4,258,611
Notes payable, current portion                                   564,453                                     564,453
Other current liabilities                                        241,583                                     241,583
                                                             -----------          -----------            -----------
           Total current liabilities                           5,773,688                    -              5,773,688

Notes payable:
      $ 4,500,000 face value
      less $ 772,577 unamortized discount                      3,727,423              772,577   (1)
                                                                                   (4,500,000)  (2)
Other                                                            272,854                                     272,854
                                                             -----------          -----------            -----------
           Total liabilities                                   9,773,965           (3,727,423)             6,046,542

Commitments and contingencies
Stockholders' equity                                           5,111,201           (1,047,524)  (1)
                                                                                    4,500,000   (2)        8,563,677
                                                             -----------          -----------            -----------
           Total liabilities & stockholders' equity          $14,885,166          $  (274,947)           $14,610,219
                                                             ===========          ===========            ===========





                            See accompanying notes.
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             NOTES TO UNAUDITED PRO FORMA CONDENSED BALANCE SHEET



(1) Reflects amortization of debt issuance costs and accretion of debt discount for the period from June 1, 1998 to July 13, 1998.

(2)  Reflects the exchange of Notes for Convertible Preferred Stock.